Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Plisinski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that the Annual Report of Rudolph Technologies, Inc. on Form 10-K for the year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Rudolph Technologies, Inc.

Date: February 15, 2019

By:	/s/ MICHAEL P. PLISINSKI
Michael P. Plisinski
Chairman and Chief Executive Officer